UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 9, 2016
LDR HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or Other Jurisdiction of Incorporation)	001-36095 (Commission File Number)	20-3933262 (I.R.S. Employer Identification No.)
13785 Research Boulevard, Suite 200 Austin, Texas 78750 (Address of Principal Executive Offices)		78750 (Zip Code)
Registrant’s telephone number including area code: (512) 344-3333
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement.
On May 9, 2016, LDR Médical, S.A.S. (“LDR Médical”), a wholly owned subsidiary of LDR Holding Corporation (the “Company”), entered into a new Supply Agreement (the “Supply Agreement”) with CF Plastiques for the supply of poly-ether-ether-ketone, or PEEK, interbody devices.  The Amendment includes pricing and quantity terms for purchases by LDR Médical from January 1, 2016 until December 31, 2019. The Supply Agreement replaces the existing Supply Agreement, dated May 29, 2011 between LDR Médical and CF Plastiques.

The Company intends to file a copy of the Supply Agreement on a subsequent filing, and intends to seek confidential treatment for certain portions of the Supply Agreement, including pricing and quantity terms at such time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

By:	/s/ Scott Way
Name:	Scott Way
Title:	Executive Vice President, General Counsel, Compliance Officer and Secretary
Dated:    May 13, 2016